EXHIBIT 21
                                                   ==========

                FLUOR CORPORATION SUBSIDIARIES

                                                 Organized
  Name of Company                               Under Laws of
  ===============                               =============
Fluor Corporation                                 Delaware
Subsidiaries (1)

   American Equipment Company, Inc.               South Carolina
      AMECO Services Inc.                         Delaware
   Apex Coal Company                              Virginia
   Claiborne Fuels, Inc.                          California
   Coral Drilling, C.A.                           Venezuela
   Daniel International Corporation               South Carolina
      Daniel Navarra, S.A.                        Spain
      Fluor Daniel Engineering, Inc.              Ohio
      Materiales y Equipos Auxiliares
       para la Construccion, S.A.                 Spain
   Daniel Realty Investment
    Corporation - Daniel Centre, II               Virginia
   Efdee New York Engineers & Architects P.C.     New York
   FD Services, Inc.                              California
      Norfolk Maintenance Corporation             California
   Fluor Abadan Limited                           Bermuda
   Fluor Atlantic Limited                         Bermuda
   Fluor Continental Limited                      Bermuda
   FD Engineers & Constructors, Inc.              California
      FibroConstruction, Inc.                     California
      Fluor Constructors International, Inc.      California
         Fluor Constructors Canada Ltd.           Canada
         Fluor Constructors Indonesia, Inc.       California
         Fluor Constructors
          (South East Asia), Ltd.                 California
         Fluor Management and Technical
          Services, Inc.                          California
      Fluor Daniel, Inc.                          California
         Efdee Engineering Corporation            North Carolina
         Encee Architecture Services, P.C.        North Carolina
         FDAE Corporation                         New Jersey
         Fernald Environmental Restoration
          Management Corporation                  California
         Fluor Chile, Inc.                        California
            Fluor Daniel Chile Ingenieria y
             Construccion S.A.                    Chile
            Ingenieria y Construcciones Fluor
             Daniel Chile Limitada                Chile
         Fluor Colombia Limited                   Delaware
         Fluor Cyprus Limited                     Cyprus
         Fluor Daniel, a Professional
          Architectural Corporation               Louisiana

                                                 Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Daniel/AG&P, Inc. (2)              Philippines
         Fluor Daniel A&E Services, Inc.          California
         Fluor Daniel Alaska, Inc.                Alaska
         Fluor Daniel Australia Limited           Australia
            Civil and Mechanical Maintenance
             Pty. Ltd.                            Australia
            Fluor Daniel Constructors Pty. Ltd.   Australia
            Fluor Daniel Power Services Pty. Ltd. Australia
            Total Recruiting Services Pty. Ltd.   Australia
            Fluor Daniel (Qld) Pty. Ltd.          Australia
         Fluor Daniel B.V.                        The Netherlands
            Fluor Daniel Consultants B.V.         The Netherlands
            Fluor Daniel Engineering and
             Construction Services Limited        Turkey
            Fluor Daniel Services B.V.            The Netherlands
         Fluor Daniel Belgium N.V.                Belgium
         Fluor Daniel Canada, Inc.                Canada
            Soana Holdings Ltd.                   Canada
               Wright Engineers Limited           Canada
                  Compania Minera Explowel        Ecuador
                  Fluor Daniel, S.A.              Spain
                  Lynx Geosystems Inc.            Canada
                  Saskwright Engineers Limited    Canada
                  Wright Engineers (Chile)
                   Limitada                       Chile
                  Wright Engineers (International)
                   Limited                        Bermuda
                  Wright Engineers Limitada Peru  Peru
                  Wright Engineers Pty. Limited   Australia
            TRS Recruiting Services Canada, Inc.  Canada
         Fluor Daniel Caribbean, Inc.             Delaware
            Daniel Construction Company, Inc.     Tennessee
            Daniel Internacional, S.A.            Delaware
            Daniel/McCarthy Limited               Ireland
               Daniel/McCarthy International
                Limited                           Ireland
            DMIS, Inc.                            South Carolina
            Fluor Daniel Export Services, Inc.    Delaware
            Fluor Daniel Facility Services
             Corporation                          South Carolina
            Fluor Daniel International (Malaysia)
             Sdn. Bhd.                            Malaysia
            Fluor Daniel Maintenance Services,
             Inc.                                 Delaware
            Fluor Daniel Services Corporation     Delaware
            Total Recruiting Services, Inc.       South Carolina

                                                  Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Fluor Daniel China, Inc.                 California
         Fluor Daniel China Services, Inc.        California
         Fluor Daniel China Technology, Inc.      California
         Fluor Daniel Construction Company        California
         Fluor Daniel Development Corporation     California
            Crown Energy Company                  New Jersey
            Gloucester Limited, Inc.              California
            Gloucester Limited II, Inc.           California
            Tarrant Energy, Inc.                  California
            Trinity Cogeneration Company          California
         Fluor Daniel Eastern, Inc.               California
         Fluor Daniel Engineers & Constructors,
          Inc.                                    Delaware
         Fluor Daniel Engineers & Constructors,
          Ltd.                                    California
            AEC International, Ltd. (3)           Korea
            Project Administrative Services,
             Limited                              Hong Kong
         Fluor Daniel Environmental Services,
          Inc.                                    California
         Fluor Daniel Espana, S.A.                California
            Daniel International (Saudi Arabia)
             Ltd.                                 Saudi Arabia
            Fluor Arabia Limited (4)              Saudi Arabia
         Fluor Daniel Eurasia, Inc.               California
         Fluor Daniel GmbH                        West Germany
         Fluor Daniel Group, Inc.                 Delaware
         Fluor Daniel Inspection Services, Inc.   California
         Fluor Daniel International Limited       U.K.
            Fluor Daniel Limited                  U.K.
            Fluor Norge A/S                       Norway
            Fluor Ocean Services Limited          U.K.
            Technical Resource Services Limited   U.K.
         Fluor Daniel (Japan) Inc.                Japan
         Fluor Daniel Kft.                        Hungary
         Fluor Daniel Latin America, Inc.         California
         Fluor-Daniel (Malaysia) Sdn. Bhd.        Malaysia
            Western Offshore Drilling &
             Exploration Company Sdn. Bhd.        Malaysia
            Electrical Power Services (Malaysia)
             Sdn. Bhd. (5)                        Malaysia
         Fluor Daniel Mexico S.A.                 California
            ICA-Fluor Daniel S. de R.L. de
             C.V. (3)                             Mexico
         Fluor Daniel Mining & Metals, Ltd.       California
         Fluor Daniel New Zealand Limited         California
                             3
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                                                  Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)


         Fluor Daniel (NPOSR), Inc.               Delaware
         Fluor Daniel P.R.C., Ltd.                California
         Fluor Daniel Pacific, Inc.               California
         Fluor Daniel Properties Limited          U.K.
         Fluor Daniel Pulp & Paper, Inc.          California
         Fluor Daniel Resources, Inc.             California
         Fluor Daniel S.A.                        France
         Fluor Daniel Sales Corporation           West Indies
         Fluor Daniel Technical Services, Inc.    Texas
         Fluor Daniel Thailand, Ltd.              California
         Fluor-Doris, Inc.                        Texas
         Fluor Ecuador Limited                    California
         Fluor Engineers, Inc.                    Delaware
            Tecnofluor, C.A. (6)                  Venezuela
            Tecnoconsult Ingenieros Consultores,
             S.A. (6)                             Venezuela
         Fluor Egypt                              Egypt
         Fluor Engineering Corporation            Michigan
         Fluor Hong Kong Limited                  Hong Kong
         Fluor Indonesia, Inc.                    California
            P.T. Panca Perintis Indonesia         Indonesia
         Fluor International, Inc.                California
         Fluor International Limited              Bermuda
         Fluor Iran                               Iran
         Fluor Italia S.r.l.                      Italy
         Fluor-Korea Corporation, Ltd. (The)      Korea
         Fluor Mideast Limited                    Bermuda
         Fluor Northwest, Inc.                    California
         Fluor Ocean Services International, Inc. California Fluor Plant Services International, Inc. California Fluor Plant Services International Ltd. Bermuda
            Fluor International Nigeria Limited   Nigeria
         Fluor Technical Services Limited         California
         Fluor Texas, Inc.                        Texas
         Fluor Venezuela, S.A.                    Venezuela
         Fluorven Limited                         California
         Nutmeg Valley Resources, Inc.            California
         Ranhill-Fluor Sdn. Bhd.                  Malaysia
         SPB Corporation                          Delaware
         Stanhope Management Services Limited     U.K.
         TDF, Inc.                                California
         Trident Maintenance Services, Inc.       Texas
         Venezco, Inc.                            California
         Whidbey Services Co.                     Nevada

                           4
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                                                  Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation
   FD Engineers & Constructors, Inc.
      Fluor Daniel, Inc. (continued)

         Williams Brothers Engineering Company    Delaware
            Williams Brothers Ingenieria Chile
             Limitada                             Chile
         Williams Brothers Engineering Limited    U.K.
            Williams Brothers Engineering Pty.
             Ltd.                                 Australia
              WB-CMPS Sdn. Bhd.                   Malaysia
            Williams Brothers International
             Limited                           Guernsey Islands
            Williams Brothers Petroleum Services,
             Inc.                                 Delaware
            Williams Brothers Process Services,
             Inc.                                 Delaware
         Wright Engineers, Inc.                   Nevada
     Fluor Daniel Telecommunications Corporation California Strategic Organizational Systems
       Enterprises, Inc.                          California
         Strategic Organizational Systems
          Environmental Division, Inc.            Oklahoma
         Strategic Organizational Systems
          Environmental Division, Inc.            Louisiana
         Strategic Organizational Systems
          Environmental Engineering
          Division, Inc.                          Texas
         Strategic Organizational Systems
          Environmental Engineering California
          Division, Inc.                          California
            SOS International, Inc.               Alabama
         Strategic Organizational Systems Southern
          California Division Inc.                California
         Strategic Organizational Systems
          Construction Division, Inc.             California
   Fluor Daniel Illinois, Inc.                    Delaware
   Fluor Daniel Intercontinental, Inc.            California
      Fluor Daniel Nigeria Limited (7)            Nigeria
   Fluor Daniel Mideast Limited                   California
   Fluor Daniel Venture Group, Inc.               California
      Fluor Carson, Inc.                          California
      Fluor Gulf Communications, Inc.             California
      Gulf Fibercom, Inc.                         California
      Micogen Inc.                                California
      Micogen Limited I, Inc.                     California
      Micogen Limited II, Inc.                    California
      Palmetto Energy, Inc.                       Florida
      Springfield Resource Recovery, Inc.         Massachusetts
   Fluor Distribution Companies, Inc.             California
                             5
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                                                  Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation (continued)

   Fluor (Nigeria) Limited                        Nigeria
   Fluor Oil and Gas Corporation                  California
      Cal Oil Limited                             England
      Coquina Petroleum Inc.                      Delaware
   Fluor Real Estate Services, Inc.               Delaware
   Fluor Reinsurance Investments, Inc.            Delaware
   FRES, Inc.                                     Delaware
   Micogen Limited III, Inc.                      California
   Middle East Fluor                              California
   St. Joe Minerals Corporation                   New York
      Allegheny Coal Corporation                  Delaware
         Massey Coal Company (partnership)        Delaware
            A. T. Massey Coal Company, Inc.       Virginia
               Aracoma Coal Company, Inc.         West Virginia
               B. C. Coal Company                 Kentucky
               Barnabus Land Company              West Virginia
               Ben Creek Coal Company             West Virginia
               Big Bear Mining Company            West Virginia
               Big Creek Land Company             Kentucky
               Black Knight Mine Development Co.  West Virginia
               Boone East Development Co.         West Virginia
               Boone West Development Co.         West Virginia
               Cabinawa Mining Company            West Virginia
               Central Penn Energy Company, Inc. Pennsylvania Central West Virginia Energy
                Company                           West Virginia
               Cline & Chambers Coal Company,
                Inc.                              Kentucky
               Dehue Coal Company                 West Virginia
               Doe Run Investment Holding
                Corporation                       Delaware
               Douglas Pocahontas Coal
                Corporation                       West Virginia
               Elk Run Coal Company, Inc.         West Virginia
                  Bishop Mine Development Co. West Virginia Black Castle Mine Development
                   Co.                            West Virginia
                  Black King Mine Development Co. West Virginia
                  Chess Processing Company        West Virginia
                  Independence Coal Company, Inc. West Virginia Massey Capital Management Corp. West Virginia Rawl Sales Venture Capital
                   Corp.(4)                       West Virginia
                  Sprouse Creek Venture Capital
                   Corp.(4)                       West Virginia

                                                  Organized
   Name of Company                              Under Laws of
  ===============                              =============
Fluor Corporation
   St. Joe Minerals Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
            A. T. Massey Coal Company, Inc. (continued)

               Federal Development Corporation    West Virginia
               Haden Farms, Inc.                  Virginia
               Hopkins Creek Coal Company         Kentucky
               Imec, Inc.                         Kentucky
               Joboner Coal Company               Kentucky
               Lauren Land Company                West Virginia
               Lewco Development Company          West Virginia
               Long Fork Coal Company             Kentucky
               Marfork Coal Company, Inc.         West Virginia
               Martin County Coal Corporation     Kentucky
                 Pilgrim Mining Company, Inc.     Kentucky
               Massey Coal International, Inc.    Virginia
               Massey Coal Sales Company, Inc.    Virginia
               Massey Coal Services, Inc.         West Virginia
               Massey Fuels Corporation           Virginia
               Menefee Land Company, Inc.         Colorado
               New Ridge Mining Company           Kentucky
               Nicco Corporation                  West Virginia
                  Majestic Mining, Inc.           Texas
               Omar Mining Company                West Virginia
               Peerless Eagle Coal Co.            West Virginia
               Pennsylvania Mine Services, Inc.   Pennsylvania
                  Mine Maintenance, Inc.          Pennsylvania
               Rawl Sales & Processing Co.        West Virginia
                  Capstan Mining Company          Colorado
                  Ferrell's Branch Coal Company,
                   Inc.                           West Virginia
                  Lynn Branch Coal Company, Inc.  West Virginia
                  Massey Coal Capital Corp.       West Virginia
                  Sun Coal Company, Inc.          Colorado
                  Sycamore Fuels, Inc.            West Virginia
                  Rawl Sales Venture Capital
                   Corp.(4)                       West Virginia
                  Sprouse Creek Venture Capital
                   Corp.(4)                       West Virginia
               Road Fork Development Company, Inc.Kentucky
               Robinson-Phillips Coal Company     West Virginia
               Rockridge Coal Company             West Virginia
               Rum Creek Coal Sales, Inc.         West Virginia
                  Vantage Mining Company          Kentucky
               Russell Fork Coal Company          West Virginia
               SC Coal Corporation                Delaware
                  SC Ventures Inc.                Delaware

                                                  Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation
   St. Joe Minerals Corporation
      Allegheny Coal Corporation
         Massey Coal Company (partnership)
            A. T. Massey Coal Company, Inc. (continued)


               Shannon-Pocahontas Coal
                Corporation                       West Virginia
               Sidney Coal Company, Inc.          Kentucky
               Stirrat Coal Company               West Virginia
               Stone Mining Company               Kentucky
               T.C.H. Coal Co.                    Kentucky
               Tennessee Consolidated Coal
                Company                           Tennessee
                  Chestnut Coal Company, Inc.     Tennessee
                  Tennessee Energy Corp.          Tennessee
               Town Creek Coal Company            West Virginia
               Tug Valley Land Company, Inc.      West Virginia
               Vesta Mining Company               Pennsylvania
               Wyomac Coal Company, Inc.          West Virginia
      St. Joe American Corporation                Delaware
      St. Joe Carbon Fuels Corporation            Delaware
      St. Joe International Holding Corporation   Delaware
         Compania Minera San Jose del Peru S.A.   Peru
         Mineral Resource Development Corporation Delaware
         Robil International Corporation          Delaware
         St. Joe Erzbergbaugesellschaft m.b.H.    Austria
         St. Joe Exploracion Minera Inc.          Delaware
            St. Joe Exploracion Minera Inc. y
             Cia., S.R.C.                         Spain
         St. Joe Exploration Inc.                 Delaware
         St. Joe Luisito de Oro Inc.              Delaware
            St. Joe Luisito de Oro Inc. y Cia.
             S.R.C.                               Spain
         St. Joe Minera de Espana, S.A.           Spain
         St. Joe South Pacific Pty. Limited       Australia
            St. Joe Bonaparte Pty. Limited        Australia
      St. Joe International Petroleum Corporation Delaware
         St. Joe Petroleum Corporation            Delaware
            St. Joe Egypt Exploration Corporation Delaware
            St. Joe Petroleum Egypt Corporation   Delaware
            St. Joe Petroleum-Holland, Inc.       Delaware
            St. Joe Petroleum (Netherlands)
              Corporation                         Delaware
            St. Joe Petroleum
                (Papua New Guinea) Corporation    Delaware
            St. Joe Petroleum (U.K.)
                Corporation                       Delaware

                                                  Organized
   Name of Company                              Under Laws of
   ===============                              =============
Fluor Corporation
   St. Joe Minerals Corporation (continued)



      St. Joe Land Management Company             Delaware
      St. Joe Lead Company, Inc.                  Delaware
      St. Joe Minerals Corporation & Cia.         Brazil
         Coral Empreendimentos e Participacoes
          S.A.                                    Brazil
            Comercial de Minerios do Sul do
             Para Ltda. - COMIPA                  Brazil
            Mineracao Alabastro Ltda.             Brazil
            Mineracao Sao Felix Ltda.             Brazil
   The Seventeenth Daniel Realty Investment
    Corporation                                   Virginia
   United Plant Services, Inc.                    Delaware
   WODECO Nigeria Limited                         Nigeria
   Zenith Coal Company, Inc.                      South Carolina
___________________________________________
(1) Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary
(2) 51% ownership
(3) 49% ownership
(4) 50% ownership
(5) 49.9% ownership
(6) 19.99% ownership
(7) 60% ownership
                              9
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